SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2008

                          NEW ENGLAND BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

         Maryland                      0-51589                 04-3693643
         --------                      ---------               ----------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2008, New England Bancshares, Inc. (the "Company"), the holding company for Valley Bank (the "Bank"), announced that Mr. Mark J. Blum, Director, President and Chief Executive Officer of the Bank, Director of the Company and Director of Enfield Federal Savings and Loan Association (the "Association"), resigned from all positions at the Company, Bank and Association effective December 26, 2008. Mr. Blum will not continue to serve as a director of the Company, Bank and Association or any affiliated entity following his resignation.

In exchange for a release of any claims against the Company, Bank and Association and affiliated entities by Mr. Blum, the Bank entered into a severance and release agreement with Mr. Blum (the "Agreement"). The Agreement provides for the payment of an amount equal to the annual rate of $165,000 until the earlier of the date Mr. Blum commences full-time employment with a subsequent employer or twelve months following the date of his resignation and the continuation of life, health and dental insurance for up to twelve months.

On December 15, 2008, the Company and Bank also announced that Anthony M. Mattioli, the Executive Vice President - Chief Lending Officer, has been appointed Acting President and Chief Executive Officer of the Bank.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement that is attached hereto as Exhibit 10.1 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Not Applicable.

      (d) Exhibits:

          Exhibit Number         Description
          --------------         -----------
          Exhibit 10.1           Severance and Release Agreement between Valley
                                 Bank and Mark J. Blum, dated December 9, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       NEW ENGLAND BANCSHARES, INC.



DATE: December 15, 2008                By: /s/ David J. O'Connor
                                           ------------------------------------
                                           David J. O'Connor
                                           President and Chief Executive Officer